UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 28, 2023
(April 28, 2023)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.
PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Public Service Company of New Mexico
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-06986
IRS Employer Identification No. - 85-0019030

Texas-New Mexico Power Company
(A Texas Corporation)
577 N. Garden Ridge Blvd.
Lewisville, Texas 75067
Telephone Number - (972) 420-4189
Commission File No. - 002-97230
IRS Employer Identification No. - 75-0204070
____________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Public Service Company of New Mexico (“PNM”) 2023 Note Purchase Agreement

On April 28, 2023, PNM entered into a Note Purchase Agreement (the “PNM Note Purchase Agreement”) with the institutional investors party thereto for the sale of $200.0 million aggregate principal amount of senior unsecured notes in the following series and denominations: (i) $150.0 million aggregate principal amount of its 5.51% Senior Unsecured Notes, Series A, due April 28, 2035, and (ii) $50.0 million aggregate principal amount of its 5.92% Senior Unsecured Notes, Series B, due April, 2053 (the “PNM 2023 SUNs”). The PNM 2023 SUNs were issued on April 28, 2023 in a private placement transaction in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). Interest on the PNM 2023 SUNs is payable semiannually on April 28 and October 28 of each year, commencing on October 28, 2023.

PNM will use the gross proceeds from the PNM 2023 SUNs for the repayment of indebtedness, funding of capital expenditures, and general corporate purposes.

The terms of the PNM Note Purchase Agreement, which continue to apply so long as any of the PNM 2023 SUNs are outstanding, include customary covenants, including a covenant that requires PNM to maintain a debt-to-capitalization ratio of less than or equal to 65%, customary events of default, including a cross-default provision, and covenants regarding parity of financial covenants, liens and guarantees with respect to PNM’s material credit facilities. In the event of a change of control (as defined in the PNM Note Purchase Agreement), PNM will be required to offer to prepay the PNM 2023 SUNs at par. PNM has the right to redeem any or all of the PNM 2023 SUNs prior to their maturities, subject to payment of a customary make-whole premium.

The foregoing description is qualified in its entirety by the PNM Note Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Texas-New Mexico Power Company (“TNMP”) 2023 Bond Purchase Agreement

On April 28, 2023, TNMP entered into a Bond Purchase Agreement (the “TNMP Bond Purchase Agreement”) with the institutional investors party thereto for the sale of $185.0 million aggregate principal amount of TNMP first mortgage bonds offered in a private placement transaction. Under the TNMP Bond Purchase Agreement, TNMP has agreed to issue (i) on April 28, 2023, $130.0 million aggregate principal amount of its 5.01% First Mortgage Bonds, due April 28, 2033, Series 2023A (the “2023A Bonds”) and (ii) on or before July 28, 2023, $55.0 million aggregate principal amount of its 5.47% First Mortgage Bonds, due July 28, 2053, Series 2023B (the “2023B Bonds” and, together with the 2023A Bonds, the “TNMP 2023 Bonds”). The 2023A Bonds were issued on April 28, 2023. The issuance of the 2023B Bonds is subject to the satisfaction of customary conditions, including continuing compliance with the representations, warranties and covenants of the TNMP 2023 Bond Purchase Agreement. TNMP will use the proceeds from the TNMP 2023 Bonds for the repayment of existing debt and other general corporate purposes, including projected capital expenditures.

The TNMP 2023 Bonds are secured by a first mortgage on substantially all of TNMP’s property, subject to excepted encumbrances, reservations, contracts, and other exceptions. The TNMP 2023 Bonds are issued pursuant to TNMP’s First Mortgage Indenture dated as of March 23, 2009 (the “First Mortgage Indenture”), between TNMP and U.S. Bank Trust Company, National Association (as ultimate successor to The Bank of New York Mellon Trust Company, N.A.), as Trustee, as previously supplemented and amended and as further supplemented by an eighteenth supplemental indenture dated April 28, 2023 (providing for the issuance of the 2023A Bonds) (the “Eighteenth Supplemental Indenture”) and a nineteenth supplemental indenture to be dated on or before July 28, 2023 (providing for the issuance of the 2023B Bonds) (the “Nineteenth Supplemental Indenture”, and together with the Eighteenth Supplemental Indenture, the “Supplemental Indenture”). A copy of the First Mortgage Indenture was filed by TNMP as an exhibit to its Current Report on Form 8-K filed on March 27, 2009. A copy of the form of the Supplemental Indenture is included as a schedule to the TNMP Bond Purchase Agreement. A copy of the Eighteenth Supplemental Indenture is attached to this Current Report on Form 8-K as Exhibit 4.1

The terms of the TNMP 2023 Bonds include customary covenants, including a covenant that requires the maintenance of a debt-to-capitalization ratio of less than or equal to 65%, customary events of default, a cross-default provision, and a change-of-control provision. In the event of a change of control (as defined in the Supplemental Indenture, other than in connection with the pending merger between PNM Resources, Inc. and Avangrid), TNMP will be required to offer to prepay the TNMP 2023 Bonds at par. TNMP will have the right to redeem any or all of the TNMP 2023 Bonds prior to their respective maturities, subject to payment of a customary make-whole premium.

The foregoing description is qualified in its entirety by the TNMP Bond Purchase Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The PNM 2023 SUNs and TNMP 2023 Bonds are not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements and applicable state laws. This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation of an offer to purchase the PNM 2023 SUNs and TNMP 2023 Bonds or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
4.1	Eighteenth Supplemental Indenture, dated as of April 28, 2023, between Texas-New Mexico Power Company and U.S. Bank Trust Company, National Association, as Trustee.
10.1	Note Purchase Agreement, dated April 28, 2023, between Public Service Company of New Mexico and the purchasers named therein.
10.2	Bond Purchase Agreement, dated April 28, 2023, between Texas-New Mexico Power Company and the purchasers named therein.
104	Cover page in Inline XBRL format

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: April 28, 2023	/s/ Henry E. Monroy
Henry E. Monroy
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE COMPANY OF NEW MEXICO
(Registrant)

Date: April 28, 2023	/s/ Henry E. Monroy
Henry E. Monroy
Vice President, Regulatory and Corporate Controller
(Officer duly authorized to sign this report)